EXHIBIT 99.1

                                                        MANAGEMENT PRESENTATION


                                   [picture]


                                         Guides for the journey. | Piper Jaffray

FORWARD LOOKING STATEMENTS

STATEMENTS CONTAINED IN THIS PRESENTATION THAT ARE NOT BASED ON CURRENT OR HISTORICAL FACT ARE FORWARD-LOOKING IN NATURE. SUCH FORWARD-LOOKING STATEMENTS ARE BASED ON CURRENT PLANS, ESTIMATES AND EXPECTATIONS AND ARE MADE PURSUANT TO THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS ARE BASED ON KNOWN AND UNKNOWN RISKS, ASSUMPTIONS, UNCERTAINTIES AND OTHER FACTORS. FOR A FURTHER DISCUSSION OF SUCH FACTORS, YOU SHOULD READ THE COMPANY'S REGISTRATION STATEMENT ON FORM 10 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE COMPANY'S ACTUAL RESULTS, PERFORMANCE, OR ACHIEVEMENTS MAY DIFFER MATERIALLY FROM ANY FUTURE RESULTS, PERFORMANCE, OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. THE COMPANY UNDERTAKES NO OBLIGATION TO PUBLICLY UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENT.


                                    Guides for the journey. | Piper Jaffray   2
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SUMMARY OF THE TRANSACTION

O    DISTRIBUTING COMPANY:      U.S. BANCORP

O    DISTRIBUTED SHARES:        [APPROX.] 19.3MM (100:1 DISTRIBUTION)

O    RECORD DATE:               DECEMBER 22, 2003

O    DISTRIBUTION DATE:         DECEMBER 31, 2003

O    NYSE TICKER:               "PJC"

O    DIVIDEND POLICY:           NO ANTICIPATED DIVIDEND


                                    Guides for the journey. | Piper Jaffray    3

MANAGEMENT TEAM

ANDREW DUFF
-- CHAIRMAN AND CHIEF EXECUTIVE OFFICER

SANDY SPONEM
-- CHIEF FINANCIAL OFFICER


                                    Guides for the journey. | Piper Jaffray    4
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SPIN-OFF OPPORTUNITY

O    BETTER POSITIONED TO SERVE OUR CLIENTS

O    BETTER POSITIONED TO GROW OUR BUSINESSES

O    INCENTIVIZE EMPLOYEES THROUGH OWNERSHIP

                             [arrow pointing down]
                          Committed to Building Value


                                    Guides for the journey. | Piper Jaffray    5
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SHAREHOLDER OPPORTUNITY


ICANT MI
      Opportunity
                       o  FOCUSED SECURITIES FIRM

         Our           o  SPECIALIZED EXPERTISE AND SUPERIOR EXECUTION
      Business
                       o  DEFINED GROWTH INITIATIVES

       Financial       o  INCENTIVIZE EMPLOYEES THROUGH OWNERSHIP
      Performance
                       o  COMMITTED TO BUILDING VALUE


                                    Guides for the journey. | Piper Jaffray    6
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MIDDLE-MARKET OPPORTUNITY

        MKT. CAP        COMPANIES / %1

          >$5BN            423 / 8%




         $100MM-         3,056 / 61%  [arrow pointing right]  Our Target Market
           $5BN




         <$100MM         1,556 / 31%



1. CONSISTS OF ALL QUOTED COMPANIES ON THE NYSE, NASDAQ NATIONAL MARKET AND AMEX. MARKET DATA AS OF NOVEMBER 30, 2003.

                                    Guides for the journey. | Piper Jaffray    7
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CONSOLIDATING SECURITIES FIRM LANDSCAPE

MONTGOMERY    [arrow pointing right]      BANK OF AMERICA

H&Q                                       J.P. MORGAN CHASE     UNIVERSAL
                                                                BANKS



DLJ                                       CSFB
              [arrow pointing right]
ALEX BROWN                                DEUTSCHE BANK         BULGE BRACKET
                                                                INVESTMENT BANKS



CHICAGO                                   ABN AMRO
CORP.

ROBERTSON                                 FLEETBOSTON
STEPHENS
              [arrow pointing right]                            SELECTED
MCDONALD                                  KEYCORP               COMMERCIAL BANKS
INVESTMENTS

DAIN RAUSCHER                             ROYAL BANK OF CANADA

                             VERY FEW MIDDLE-MARKET
                               FOCUSED SECURITIES
                                     FIRMS
                       [contained in arrow pointing down]


                                 Piper Jaffray


                                    Guides for the journey. | Piper Jaffray    8

OUR BUSINESS


                                    Guides for the journey. | Piper Jaffray   9

OUR BUSINESS - OPERATING STRUCTURE

                             [organizational chart]

                                    Piper Jaffray

  PRIMARY           Capital Markets               Private Client Services
  REVENUE
  SEGMENTS     [arrow pointing to left]          [arrow pointing to right]


                                     Investment
                                      Research
ENTERPRISE-WIDE
   FUNCTIONS
                                  Corporate Support
                                      Functions


                                    Guides for the journey. | Piper Jaffray   10

OUR BUSINESS - OPERATING SEGMENTS

           NET REVENUES - 2003YTD1               BROAD CAPABILITIES
         ---------------------------           -----------------------
                                               o  CAPITAL MARKETS
                [pie chart]                       -  EQUITIES
                                                     -  INVESTMENT BANKING
            Capital Markets 55%                      -  SALES & TRADING
                                                     -  EQUITY CAPITAL MARKETS
        Private Client Services 45%               -  FIXED INCOME
                                                     -  PUBLIC FINANCE
                                                     -  SALES & TRADING
                                               o  PRIVATE CLIENT SERVICES
                                                  -  WEALTH MANAGEMENT
                                                  -  EDUCATION FUNDING
                                                  -  ESTATE PLANNING
                                                  -  RETIREMENT PLANNING
                                               O  INVESTMENT RESEARCH
             Total:  $585mm                       -  EQUITY
                                                  -  FIXED INCOME
                                                  -  TECHNICAL, FUNDAMENTAL AND
                                                     PRIVATE CLIENT

1. AS OF SEPTEMBER 30, 2003. PERCENTAGES EXCLUDE CORPORATE SUPPORT AND OTHER SEGMENT.


                                    Guides for the journey. | Piper Jaffray   11

CAPITAL MARKETS - STRATEGY



O    TARGET MIDDLE-MARKET CLIENTS

O    EXPERTISE IN FOCUS INDUSTRIES

O    LEVERAGE TRADING EXECUTION STRENGTH

                             [arrow pointing down]
                       Build Primary Client Relationships


                                    Guides for the journey. | Piper Jaffray   12
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CAPITAL MARKETS - STRATEGY

O    TARGET MIDDLE-MARKET CLIENTS

   TARGET MARKET                                      MARKET LEADERSHIP
 ----------------                               -----------------------------


                            [arrow
         M&A <$1bn          pointing   o  "Middle-Market M&A Bank of the Year"
                            right]        in 2000

      Equity Offerings      [arrow
       $100mm - $5bn        pointing   o  Lead or co-managed 1 of every 6 IPOs
    (issuers ent. value)    right]        completed in 2002

                            [arrow
         Tax-Exempt         pointing   o  Most active underwriter in upper
    Underwriting <$500mm    right]        Midwest `98 - '02 (based on number of
                                          transactions)

                              [arrow pointing down]

                       Lead Manager or Financial Advisor


                                    Guides for the journey. | Piper Jaffray   13

CAPITAL MARKETS - STRATEGY

o    EXPERTISE IN FOCUS INDUSTRIES

       EQUITIES                               FIXED INCOME
       CORPORATE                         GOVERNMENT/NON-PROFIT

     o  CONSUMER                         O HEALTH CARE

     O  FINANCIAL INSTITUTIONS           O HIGHER EDUCATION

     O  HEALTH CARE                      O HOUSING

     O  TECHNOLOGY                       O STATE AND LOCAL GOVERNMENT ENTITIES

                             [arrow pointing down]

        A Leading Provider of Advice and Trading Execution Capabilities


                                    Guides for the journey. | Piper Jaffray   14
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CAPITAL MARKETS - STRATEGY

O   LEVERAGE TRADING      [arrow       [arrow      O  BUILD PRIMARY CLIENT
    EXECUTION STRENGTH    pointing     pointing       RELATIONSHIPS
                          left]        right]
        Equities                                          Fixed Income

                 American Medical Systems                  North Memorial
                                                           Health Care

DATE   TRANSACTION    SIZE ($MM)    ROLE          o Sole managing underwriter
-------------------------------------------            on every bond issue

2002   Acquisition      $40       Sole Advisor

2001   Follow-on       $132       Book Runner           Date       Size ($mm)
       Offering                                      --------------------------

2000   IPO              $79       Book Runner           2003         $183

1999   Acquisition       --       Sole Advisor          1993         $103

1998   LBO             $130       Advisor to            1989          $29
                                  Warburg
                                  Pincus                1985          $15

                                                        1983          $30

                                                        1982           $6

#1 market maker in AMS every year since IPO      o Floating to fixed rate
                                                   interest rate swap for $139mm



    Over 70% of Our Investment Banking and Public Finance fees in 2002 Were Generated in Transactions Where We Served As Lead Manager or Financial Advisor


                                    Guides for the journey. | Piper Jaffray   15
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CAPITAL MARKETS - GROWTH INITIATIVES

           Equities                                      Fixed Income


O    CONVERTIBLE SECURITIES                  O  DERIVATIVES

     -  ADDITION OF TEAM (OCT. 2002)            -  TRANSITION ROLE TO PRINCIPAL

     -  ORIGINATION, SALES & TRADING            -  PRIMARILY IN MUNICIPAL
                                                   HEDGING PRODUCTS

O    MIDDLE-MARKET INSTITUTIONAL             O  MORTGAGE SECURITIES
     SALES COVERAGE

     -  EXPAND COVERAGE THROUGH                 -  ADDITION OF TEAM (2002)
        DEDICATED TEAM

     -  ASSETS UNDER MANAGEMENT <$1bn           -  SECONDARY TRADING OF
                                                   COLLATERALIZED MORTGAGE
                                                   OBLIGATIONS AND SPECIFIED
                                                   MORTGAGE POOLS

                             [arrow pointing down]

              Better Serve our Clients with Greater Product Breadth







                                    Guides for the journey. | Piper Jaffray   16

PRIVATE CLIENT SERVICES - OVERVIEW

O    AS OF NOV. 30TH 2003, 840 FINANCIAL ADVISORS IN 96 BRANCHES ACROSS 18
     STATES

O    APPROXIMATELY $49 BILLION IN ASSETS UNDER MANAGEMENT - NOVEMBER 30, 2003

O LEADING PRESENCE IN MINNEAPOLIS-ST. PAUL (NO. 1, WITH 21.6% OF ASSETS IN INDIVIDUAL ACCOUNTS)

 [Map of USA with States with Private Client Services in Dark Grey with Names]


                                    Guides for the journey. | Piper Jaffray   17

PRIVATE CLIENT SERVICES
($ IN THOUSANDS)

         Challenging Environment                     Enhanced Productivity

[bar graph]  # of Fas   [vector   S&P 500        [bar graph] Net Revenue/FA
                         graph]   Index
                                  Average

    1,427                                        $409
                                                                        $400
              1,194                                      $370

                       995                                       $366

                               934

    1,161
              1,061
                       975
                               865


     2000     2001     2002    9 Mo. 2003        2000    2001    2002   LTM Sep.
                                                                            2003


                                    Guides for the journey. | Piper Jaffray   18
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PRIVATE CLIENT SERVICES - STRATEGY

                           Primary Financial Advisor

                              [arrow pointing down]

O    COMMITMENT TO CLIENT RELATIONSHIPS

O    ATTRACT, RETAIN AND DEVELOP HIGHLY-SKILLED FINANCIAL ADVISORS

O    PROVIDE A BROAD RANGE OF INVESTMENT PRODUCTS

O    FOCUS ON CLIENT RELATIONSHIP PLANNING

O    BUILD A DISTINCTIVE BRAND IMAGE


                                    Guides for the journey. | Piper Jaffray   19
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INVESTMENT RESEARCH - OVERVIEW

          Capital Markets                        Private Client
                                                     Services

                [arrow pointing                 [arrow pointing
                 up to the left]                 up to the right]

                                 Investment
                                  Research

O    STRIVE TO ENSURE INDEPENDENT ANALYSIS AND PRODUCT QUALITY

     -    HEAD OF RESEARCH REPORTS TO CEO

     -    RESEARCH OVERSIGHT COMMITTEE

O    DISTRIBUTE QUALITY RESEARCH BROADLY

     -    INSTITUTIONAL ALL-AMERICAN RATINGS - 15TH

O         EXPAND RESEARCH COVERAGE PLATFORM


                                    Guides for the journey. | Piper Jaffray   20

                             FINANCIAL PERFORMANCE


                                         Guides for the journey. | Piper Jaffray

FUNDAMENTALS OF FINANCIAL PERFORMANCE



O    ENHANCED PRODUCTIVITY

O    BALANCED BUSINESS MIX

O    DISCIPLINED CAPITAL MANAGEMENT


                             [arrow pointing down]


                          Committed to Building Value


                                    Guides for the journey. | Piper Jaffray   22

ENHANCED PRODUCTIVITY
($ IN THOUSANDS)

  [bar     NET REVENUE / EMPLOYEE    [vector     TOTAL EMPLOYEES
   graph]                             graph]


                   3,845
         3,443
3,381
                               3,255
                                         3,227
                                                    2,994


                    $265
                                                     $255
                               $246
          $232
                                          $226
$186




1998      1999      2000       2001       2002       LTM Sep.
                                                     2003

                            YEARS ENDED DECEMBER 31,


                                    Guides for the journey. | Piper Jaffray   23

BALANCED BUSINESS MIX

    NET REVENUES BY SEGMENT1                    SEGMENT OPERATING MARGINS
-------------------------------          --------------------------------------

    2000          2003 YTD2                          CAPITAL MARKETS
  --------      -------------            --------------------------------------

                                                                         18.4%
                                                     18.1%
                                                                17.5%
                                           17.4%


    54%             55%
                                           2000      2001       2002   2003 YTD2

                                                  PRIVATE CLIENT SERVICES
                                         --------------------------------------


                                           17.3%
                                                     9.9%
                                                                8.4%
                                                                          7.8%

    46%             45%


-------------------------------          --------------------------------------
     PCS    CAPITAL MARKETS                2000      2001       2002   2003 YTD2


Bar graph showing:
PCS [lower] Unshaded and
Capital Markets [upper] Shaded


1. DOES NOT INCLUDE THE CORPORATE SUPPORT AND OTHER SEGMENT WHICH HAD NET REVENUES OF $(17,137,000) AND $2,025,000 IN 2000 AND NINE MONTHS ENDED SEPTEMBER 30, 2003, RESPECTIVELY.

2. AS OF SEPTEMBER 30, 2003.


                                    Guides for the journey. | Piper Jaffray   24

DISCIPLINED CAPITAL MANAGEMENT
($ IN MM)

      SELECTED BALANCE SHEET DATA
         (UNAUDITED PRO FORMA)1                       REGULATORY CAPITAL
------------------------------------------    ---------------------------------

ASSETS                                             $201           $209

Total Assets                $2,568                 $192           $199

Goodwill                      (306)
                            --------
Tangible Assets             $2,262
                            --------                   $9               $10
                            --------          ---------------------------------

                                              December 31,         September 30,
                                                  2003                 2003
                                            [bar graph]
                                  [bottom   Minimum Required  [middle   Excess
                                  number]                     number]
CAPITAL

Subordinated Debt             $180
                                                      NET CAPITAL RATIO
Total Invested Capital         658            ---------------------------------
                                                   42%            40%
Total Capital                 $838
                              ------

Tangible Ratio2               15.6%


                                                                        Minimum
                                                                           2%
                                              ---------------------------------
                                              December 31,      September 30,
                                                  2002              2003
                                              [bar graph]


1. AS OF SEPTEMBER 30, 2003. SEE REGISTRATION STATEMENT ON FORM 10 FILED WITH THE SEC FOR COMPLETE BALANCE SHEET.

2. TANGIBLE RATIO IS CALCULATED BY DIVIDING TANGIBLE COMMON EQUITY (TOTAL INVESTED CAPITAL - GOODWILL) BY TANGIBLE ASSETS.


                                    Guides for the journey. | Piper Jaffray   25

ENHANCED FINANCIAL PERFORMANCE
NINE MONTHS ENDED SEPTEMBER 30


                                  [Bar Graph]

     Net Revenue ($mm)                            Net Income ($mm)

GROWTH = 6%                                GROWTH = 26%

                  $585                                              $29
    $550                                     $23

                                             2002                   2003

                                                    Pre-Tax Margin1

                                                                    8.0%
                                             6.6%


-----------------------------          -----------------------------------------
    2002          2003                       2002                   2003


1. PRE-TAX MARGIN IS CALCULATED BY DIVIDING INCOME (LOSS) BEFORE INCOME TAXES BY NET REVENUES.


                                    Guides for the journey. | Piper Jaffray   26

CONCLUSION


                                         Guides for the journey. | Piper Jaffray

SHAREHOLDER OPPORTUNITY





     Middle-Market     o  SIGNIFICANT MIDDLE-MARKET OPPORTUNITY
      Opportunity
                       o  FOCUSED SECURITIES FIRM

         Our           o  SPECIALIZED EXPERTISE AND SUPERIOR EXECUTION
      Business
                       o  DEFINED GROWTH INITIATIVES

       Financial       o  INCENTIVIZE EMPLOYEES THROUGH OWNERSHIP
      Performance
                       o  COMMITTED TO BUILDING VALUE


                                    Guides for the journey. | Piper Jaffray   28

                                  PIPERJAFFRAY


                                    Guides for the journey. | Piper Jaffray   29